Investment Portfolio	as of August 31, 2020 (Unaudited)

DWS CROCI® Equity Dividend Fund

	Shares	Value ($)
Common Stocks 99.1%
Communication Services 4.9%
Diversified Telecommunication Services
AT&T, Inc.	852,058	25,399,849
Verizon Communications, Inc.	441,582	26,172,565
		51,572,414
Consumer Discretionary 2.5%
Household Durables
Garmin Ltd.	254,099	26,327,197
Consumer Staples 20.2%
Food Products 12.6%
Campbell Soup Co. (a)	509,207	26,789,380
Conagra Brands, Inc.	685,965	26,313,617
General Mills, Inc.	393,366	25,155,756
The JM Smucker Co.	232,585	27,952,065
Tyson Foods, Inc. "A"	414,051	26,002,403
		132,213,221
Household Products 2.6%
Kimberly-Clark Corp.	170,151	26,843,022
Tobacco 5.0%
Altria Group, Inc.	596,562	26,093,622
Philip Morris International, Inc.	325,271	25,953,373
		52,046,995
Financials 17.7%
Banks 9.9%
JPMorgan Chase & Co.	258,922	25,941,395
M&T Bank Corp.	245,084	25,307,374
PNC Financial Services Group, Inc.	239,941	26,681,439
U.S. Bancorp.	700,356	25,492,959
		103,423,167
Capital Markets 7.8%
Bank of New York Mellon Corp.	706,681	26,133,063
Northern Trust Corp.	334,730	27,411,040
State Street Corp.	409,046	27,851,942
		81,396,045
Health Care 21.9%
Biotechnology 6.9%
AbbVie, Inc.	258,627	24,768,708
Amgen, Inc.	100,123	25,363,158
Gilead Sciences, Inc.	338,760	22,612,230
		72,744,096
Health Care Equipment & Supplies 2.7%
Medtronic PLC	259,835	27,924,468
Pharmaceuticals 12.3%
Bristol-Myers Squibb Co.	431,165	26,818,463
Eli Lilly & Co.	156,530	23,227,487
Johnson & Johnson	169,129	25,946,080
Merck & Co., Inc.	323,026	27,544,427
Pfizer, Inc.	665,898	25,164,285
		128,700,742
Industrials 20.1%
Aerospace & Defense 2.4%
Lockheed Martin Corp.	65,512	25,566,713
Air Freight & Logistics 2.7%
C.H. Robinson Worldwide, Inc.	288,486	28,358,174
Building Products 2.7%
Johnson Controls International PLC	680,836	27,730,450
Industrial Conglomerates 2.4%
3M Co.	155,404	25,333,960
Machinery 5.0%
Cummins, Inc.	131,979	27,352,648
PACCAR, Inc.	290,832	24,965,019
		52,317,667
Professional Services 4.9%
ManpowerGroup, Inc.	348,909	25,578,519
Robert Half International, Inc.	474,199	25,227,387
		50,805,906
Information Technology 9.5%
Communications Equipment 2.2%
Cisco Systems, Inc.	535,509	22,609,190
IT Services 2.3%
International Business Machines Corp.	198,886	24,524,633
Semiconductors & Semiconductor Equipment 2.4%
Intel Corp.	491,416	25,037,645
Technology Hardware, Storage & Peripherals 2.6%
HP, Inc.	1,408,984	27,545,637
Utilities 2.3%
Electric Utilities
Consolidated Edison, Inc.	336,167	23,982,154
Total Common Stocks (Cost $977,811,020)		1,037,003,496
Securities Lending Collateral 0.1%
DWS Government & Agency Securities Portfolio "DWS Government Cash Institutional Shares", 0.04% (b) (c) (Cost $1,301,400)	1,301,400	1,301,400
Cash Equivalents 0.8%
DWS Central Cash Management Government Fund, 0.09% (b) (Cost $8,059,743)	8,059,743	8,059,743
	% of Net Assets	Value ($)
Total Investments Portfolio (Cost $987,172,163)	100.0	1,046,364,639
Other Assets and Liabilities, Net	0.0	240,695
Net Assets	100.0	1,046,605,334

For information on the Fund's policies regarding the valuation of investments and other significant accounting policies, please refer to the Fund's most recent semi-annual or annual financial statements.
A summary of the Fund's transactions with affiliated investments during the period ended August 31, 2020 are as follows:

Value ($) at 11/30/2019	Purchases Cost ($)	Sales Proceeds ($)	Net Realized Gain/ (Loss) ($)	Net Change in Unrealized Appreci- ation (Deprecia- tion) ($)	Income ($)	Capital Gain Distribu- tions ($)	Number of Shares at 8/31/2020	Value ($) at 8/31/2020
Securities Lending Collateral 0.1%
DWS Government & Agency Securities Portfolio "DWS Government Cash Institutional Shares", 0.04% (b) (c)
3,378,656	—	2,077,256 (d)	—	—	1,246	—	1,301,400	1,301,400
Cash Equivalents 0.8%
DWS Central Cash Management Government Fund, 0.09% (b)
18,397,641	154,321,922	164,659,820	—	—	97,968	—	8,059,743	8,059,743
21,776,297	154,321,922	166,737,076	—	—	99,214	—	9,361,143	9,361,143

(a)	All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at August 31, 2020 amounted to $1,267,901, which is 0.1% of net assets.
(b)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.
(c)	Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.
(d)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the period ended August 31, 2020.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of August 31, 2020 in valuing the Fund's investments.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks (e)	$1,037,003,496	$—	$—	$1,037,003,496
Short-Term Investments (e)	9,361,143	—	—	9,361,143
Total	$1,046,364,639	$—	$—	$1,046,364,639

(e)	See Investment Portfolio for additional detailed categorizations.